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                                                               Exhibit 20.3
                                                               Page 1 of 6


                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE #13

                            DEALER NOTE MASTER TRUST


                              CLASS A, DEALER NOTE
                            ASSET BACKED CERTIFICATES
                                  SERIES 1998-1


Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 26, 1999, the Transfer Date of July 23, 1999 and with respect to the performance of the Master Trust during the Due Period ended on June 30, 1999 and the Distribution Period ended July 25, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1.     NFC is Servicer under the Agreement.

2.     The undersigned is a Servicing Officer

3.     Master Trust Information:

       3.1   The amount of the Advance, if any, for
             the Due Period                                         $236,190.19

       3.2   The amount of NITC Finance Charges for
             the Due Period                                       $4,107,070.86

       3.3   The average daily balance of Dealer Notes
             outstanding during the Due Period                $1,086,634,576.98

       3.4   The total amount of Advance Reimbursements
             for the Due Period                                           $0.00

       3.5   The aggregate principal amount of Dealer
             Notes repaid during the Due Period                 $364,116,712.64

       3.6   The aggregate principal amount of Dealer
             Notes purchased by the Master Trust during
             the Due Period                                     $311,497,966.44

       3.7   The amount of the Servicing Fee for the
             Due Period                                             $884,495.83

       3.8   The average daily Master Trust Seller's
             Interest during the Due Period                     $486,634,576.98


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                                                               Exhibit 20.3
                                                               Page 2 of 6


       3.9     The Master Trust Seller's Interest as of
               the Distribution Date (after giving effect
               to the transactions set forth in Article IV
               of the Supplement)                               $461,501,150.28

       3.10    The aggregate amount of Collections for the
               Due Period                                       $371,943,155.65

       3.11    The aggregate amount of Finance Charge
               Collections for the Due Period                     $7,826,443.01

       3.12    The aggregate amount of Principal Collections
               for the Due Period                               $364,116,712.64

       3.13    The amount of Dealer Note Losses for the
               Due Period                                                 $0.00

       3.14    The aggregate amount of Dealer Notes as
               of the last day of the Due Period              $1,061,501,150.28

       3.15    The aggregate amount of funds on deposit
               in the Excess Funding Account as of the end
               of the last day of the Due Period (after
               giving effect to the transactions set forth
               in Article IV of the Supplement and Article IV
               of the Agreement                                           $0.00

       3.16    Eligible Investments in the Excess Funding Account:

               a.  The aggregate amount of funds invested in
                   Eligible Investments                                   $0.00

               b.  Description of each Eligible Investment                $0.00

               c.  The rate of interest applicable to each
                   such Eligible Investment                               0.00%

               d.  The rating of each such Eligible Investment            $0.00

       3.17    The aggregate amount of Dealer Notes issued
               to finance OEM Vehicles, as of the end of
               the Due Period                                    $15,678,405.43

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer
               Notes in the Master Trust as of the end of the Due Period.
               i)       Prairie International Trucks
               ii)      Freund Equipment Inc.
               iii)     Southland International Trucks
               iv)      Freedom International
               v)       Hoglund Bus Company, Inc.

       3.19    Aggregate amount of delinquent principal
               payments (past due greater than 30 days)
               as a percentage of the total principal
               amount outstanding, as of the end of the
               Due Period                                                 0.14%


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                                                               Exhibit 20.3
                                                               Page 3 of 6


4.0    Series 1997-1 Information

       4.1     The Deficiency Amount as of the Transfer
               Date (after giving effect to the
               transactions set forth in Article
               IV of the Supplement)                                      $0.00

       4.2a    The Maximum Subordinated Amount as of the
               Transfer Date (after giving effect to the
               transactions set forth in Article IV of
               the Supplement)                                   $31,000,000.00

       4.2b    The Available Subordinated Amount as of
               the Transfer Date (after giving effect to
               the transactions set forth in Article IV
               of the Supplement)                                $31,000,000.00

       4.3     The Projected Spread for the following
               Distribution Period                                $2,500,000.00

       4.4     The amount on deposit in the Spread Account
               as of the Transfer Date (after giving effect
               to the transactions set forth in Article IV
               of the Supplement)                                 $2,500,000.00

       4.5     The aggregate amount on deposit in the
               Liquidity Reserve Account as of the
               Transfer Date (after giving effect to the
               transactions set forth in Article IV of
               the Supplement                                             $0.00

       4.6     The Invested Amount as of the Distribution
               Date (after giving effect to the transactions
               set forth in Article IV of the Supplement and
               to the payments made on the Distribution Date)   $200,000,000.00

       4.7     The amount of Series Allocable Dealer Notes
               Losses for the Due Period                                  $0.00

       4.8     The amount of Series Allocable Finance Charge
               Collections for the Due Period                     $2,585,856.77

       4.9     The amount of Series Allocable Principal
               Collections for the Due Period                   $120,304,161.86

       4.10    The amount of Series Principal Account
               Losses for the Due Period                                  $0.00

       4.11    The amount of Investor Dealer Note Losses
               for the Due Period                                         $0.00

       4.12    The amount of Investor Finance Charge
               Collections for the Due Period                     $1,474,714.12

       4.13    The amount of Investor Principal Collections
               for the Due Period                                $68,609,463.51

       4.14    The amount of Available Certificateholder's
               Interest Collections for the Due Period            $1,489,740.40

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                                                               Exhibit 20.3
                                                               Page 4 of 6


       4.15    The amount of Series 1998-1 Shared Principal
               Collections for the Due Period                    $68,609,463.51

       4.16    The aggregate amount of the Series 1998-1
               Principal Shortfall, if any, for the Due Period            $0.00

       4.17    The Seller's Percentage for the Due Period                42.97%

       4.18    The Excess Seller's Percentage for the Due Period         34.13%

       4.19    The aggregate amount of Seller's Principal
               Collections for the Due Period                    $51,694,698.35

       4.20    The amount of Available Seller's Finance Charge
               Collections for the Due Period                       $306,165.44

       4.21    The aggregate amount of Available Seller's
               Principal Collections for the Due Period          $10,634,887.91

       4.22    The aggregate amount of Excess Seller's
               Principal Collections for the Due Period          $41,059,810.44

       4.23    The Controlled Amortization Amount, if
               applicable, for the Due Period                             $0.00

       4.24    The Minimum Series 1998-1 Master Trust
               Seller's Interest as of the Distribution
               Date (after giving effect to the transactions
               set forth in Article IV of the Supplement)        $37,000,000.00

       4.25    The Series 1998-1 Allocation Percentage for
               the Due Period                                            33.04%

       4.26    The Floating Allocation Percentage for the
               Due Period                                                57.03%

       4.27    The Principal Allocation Percentage, if
               applicable, for the Due Period                             0.00%

       4.28    The total amount to be distributed on
               the Series 1998-1 Certificates on the
               Distribution Date                                  $1,071,492.17

       4.29    The total amount, if any, to be distributed
               on the Series 1998-1 Certificates on the
               Distribution Date allocable to the Invested
               Amount                                                     $0.00

       4.30    The total amount, if any, to be distributed
               on the Series 1998-1 Certificates on the
               Distribution Date allocable to interest on
               the Series 1998-1 Certificates                       $904,812.50

       4.31    The Draw Amount as of the Transfer Date                    $0.00

       4.32    The amount of Investor Charge-Offs as of the
               Transfer Date                                              $0.00


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                                                               Exhibit 20.3
                                                               Page 5 of 6


       4.33    The amount of reimbursement of Investor
               Charge-Offs as of the Transfer Date                        $0.00

       4.34    The amount of the Investor Servicing Fee to
               be paid on such Distribution Date                    $166,679.67

       4.35    The aggregate amount of funds on deposit in
               the Series Principal Account as of the end
               of the last day of the Due Period (after
               giving effect to the payments and adjustments
               made pursuant to Article IV of the Supplement
               and of the Agreement)                                      $0.00

       4.36    The aggregate amount of funds on deposit in
               the Spread Account as of the end of the last
               day of the Due Period (after giving effect to
               payments and adjustments made pursuant to
               Article IV of the Supplement and the Agreement)    $2,500,000.00

       4.37    Eligible Investments in the Series Principal Account:

               a.  The aggregate amount of funds invested
                   in Eligible Investments                                $0.00

               b.  Description of each Eligible Investment                  N/A

               c.  The rate of interest applicable to each such
                   Eligible Investment                                      __%

               d.  The rating of each such Eligible Investment              N/A

       4.38    Eligible Investments in the Liquidity Reserve Account:

               a.  The aggregate amount of funds invested in
                   Eligible Investments                                   $0.00

               b.  Description of each Eligible Investment                  N/A

               c.  The rate of interest applicable to each such
                   Eligible Investment                                      __%

               d.  The rating of each such Eligible Investment              N/A

       4.39    The amount of Excess Interest Collections for
               the Due Period                                       $412,248.23

       4.40    The amount of Investor Principal Collections
               treated as Shared Principal Collections for
               the Due Period                                    $68,609,463.51

       4.41    The amount of Excess Interest Collections
               for the Due Period Allocated to other Series               $0.00

       4.42    The amount of Investor Principal Collections
               treated as Shared Principal Collections for
               the Due Period allocated to Other Series                   $0.00


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                                                               Exhibit 20.3
                                                               Page 6 of 6


       4.43    The percentages and all other information
               calculated pursuant to Sections 6.01 of the
               Supplement                                                   N/A

       4.44    The amount of Remaining Available Seller's
               Principal Collections for the Due Period                   $0.00

       4.45    The amount of Series 1998-1 Shared Seller's
               Principal Collections for the Due Period          $51,694,698.35

       4.46    The aggregate amount of Shared Seller's
               Principal Collections from Other Series
               for the Due Period                                         $0.00

       4.47    The amount of all Shared Seller's Principal
               Collections allocated to Series 1998-1 for
               the Due Period                                             $0.00

       4.48    The aggregate amount of all Shared Seller's
               Principal Collections allocated to Other
               Series for the Due Period                                  $0.00

       4.49    The aggregate amount of all Early Distribution
               Amounts paid or deemed paid for the Distribution
               Period                                                     $0.00



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9th day of July, 1999.



                                       NAVISTAR FINANCIAL CORPORATION,
                                       As Servicer


                                       By:  R. Wayne Cain
                                       Vice President & Treasurer